Exhibit 99

Safe Harbor This presentation includes certain forward-looking statements with respect to Regent Communications, Inc. for which we claim the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties and include statements preceded by, followed by or that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "project" and other similar expressions. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, such statements are influenced by our financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Actual results and developments may differ materially. Further information on other factors that could affect the financial results of Regent Communications, Inc. is included in Regent's filings with the Securities and Exchange Commission.

Terry Jacobs Chairman & CEO Corporate Overview

Why Invest in Regent? Pure play radio broadcaster focused on attractive middle and small-sized markets Experienced management team with a track record of building radio companies and rewarding investors Well-positioned to outperform radio industry Leading station clusters Portfolio in early stage of development Strong balance sheet Acquisition opportunities

Experienced Proven Management Team Terry Jacobs, Chairman & CEO Bill Stakelin, President & COO Tony Vasconcellos, Senior VP & CFO Experience 25 years in radio Founded 3 radio companies First pure play radio IPO - 1982 45+ years in radio CEO, RAB Founded Apollo Radio 1999 NAB Broadcaster of the Year 2003 RAB Kevin B. Sweeney Award 5+ years in radio 7 years at a high growth retailer CPA, 4 years at Coopers & Lybrand Senior Management has negotiated the acquisition of 167 stations

Track Record of Rewarding Investors IRR of Initial Investment Jacor Founded by Terry in 1979 First radio IPO in 1982 Merged into Clear Channel in 1999 20% Regent I Founded by Terry in 1993 Sold to Jacor in 1997 47% Apollo Founded by Bill in 1988 Merged with Regent in 1995 56%

Station Portfolio 75 Stations in 15 Mid-Size and Small Markets* Chico, CA 4 FM Redding, CA 4 FM, 2 AM St. Cloud, MN 4 FM, 2 AM Grand Rapids, MI 4 FM, 1 AM Covington, KY Corporate HQ El Paso, TX 2 FM, 1 AM Flint, MI 4 FM, 2 AM Watertown, NY 2 FM, 2 AM Utica-Rome, NY 3 FM, 2 AM Albany, NY 4 FM, 1 AM * Pro Forma for all announced transactions Peoria, IL 5 FM, 1 AM Lafayette, LA 5 FM, 2 AM Industry Rankings 9th in # of Stations 20th in Net Revenues Evansville/Owensboro 6 FM, 2 AM Ft. Collins, CO 5 FM Bloomington, IL 4 FM, 1 AM

Station Portfolio #1 or #2 Revenue Ranked in Essentially All Markets Chico, CA #1 Redding, CA #1 St. Cloud, MN #1 Grand Rapids, MI #3 El Paso, TX #2 Flint, MI #1 Watertown, NY #1 Utica-Rome, NY #1 Albany, NY #3 Peoria, IL #2 Lafayette, LA #1 Ft. Collins, CO #1 * Source: Investing in Radio 2003 Market Report Owensboro/Evansville #2 Bloomington, IL #1

Recent Successes in Key Growth Market Evansville: Tied long-time market leader in just 18 months Fort Collins: Two of the top-three rated stations in the market, stick launched in Q4 2002, second stick launched in Q1 2003, third stick launching in Q2 2004. Peoria: Surpassed leading country station in the market and now operate the top country and rock station in the market Flint: Operate two of the top-three stations in the market, have increased revenue share from 28% to 44%

Our Focus in 2004 Reap the rewards of our investments (ratings successes) over the last two years Continue to develop our start-up and developing properties Realize operating leverage in an improving advertising environment Expand through acquisition

Consolidation Opportunities 1-50 51-100 101-150 151-200 201+ East 0.96 0.76 0.34 0.28 0.13 Arbitron Market Revenue Rank % of Markets Where There are Two or More Public Radio Broadcasters (1) Who each own three or more stations Source: BIA, February 2004

Disciplined Acquisition Approach Potential to secure leadership position Excellent technical facilities $1MM BCF achievable per market $8MM market radio revenue Projected minimum 25% IRR

Brill Media Acquisition & Follow-on Transactions Eleven stations in three attractive mid-sized markets Combined transactions give us the #1 cluster in Fort Collins, Bloomington and Evansville/Owensboro Very attractive purchase price multiple for a "group" acquisition (11.7 times 2004 cash flow) Multiple includes 6 sticks that provide us with significant upside Transaction Date Cost (millions) 2004 Cash Flow (millions) Sticks Brill Acquisition 9/11/2002 $61.23 $5.4 1 - Construction Permit Brill cash flow during LMA period ($1.6) Colorado sticks 2/1/2003 Pending $7.75 ($0.2) 2 - (2/1/2003 and 7/1/2004) Colorado Tower Move Pending ($1.00) ---- ---- CCU Swap 3/1/2003 $2.70 $0.4 1 - Format Change Citadel Swap 2/1/2004 $6.00 $0.8 2 - Outlying stations (6/2003) Total $75.12 $6.4 Multiple 11.7

Tony Vasconcellos Senior Vice President & CFO Financial Overview

Well Positioned For Growth Balancing cost controls against investment in future growth Positioned to support much larger station group Infrastructure and financial systems in place Finance team with extensive radio M&A experience Brill acquisition integrated with virtually no increase ($100M) in cost Strong capital base $324MM equity capital raised to date New credit facility closed on June 30, 2003 $150MM immediately available (approx. $75MM to $85MM of incremental borrowing available) Up to $250MM available under certain conditions Upside in current portfolio

0.1x 0.1x 2.4x 2.3x 2.4x 3.2x 4.3x 5.7x 5.8x 1.0x 1.9x 1.8x 3.8x 1/24/00 Equity Offering $156.4MM 2/25/03 Brill Acquisition $62.0MM 4/23/02 Equity Offering $78.8MM 12/8/01 Lafayette Acquisition $39.5MM Disciplined Leverage Strategy Regent conservatively finances its growth 4.0x Note: Represents total gross debt divided by Ebitda as determined for borrowing purposes. 3.9x Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 3.8x

Historical Financial Performance $23.9 $44.1 $53.7 $70.4 $5.5 $13.9 $15.2 $21.4 $2.8 $9.4 $10.4 $15.3 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 1999 2000 2001 2002 $ millions Net Broadcast Revenue SOI EBITDA 1999 - 2003 CAGR Revenue 35.5% SOI 44.7% EBITDA 59% 2003 $80.6 $24.1 $17.9

Early Stages of Growth (as of 3/20/2004) Stage of Timeframe Number of Development (months) Stations Mature >36 40 Developing 18 - 36 17 Stick/Start-up 0 - 18 18 45% of portfolio has operational upside

2004 Outlook* First Quarter Visibility still limited, but demand and pricing are improving Local much stronger than national business Reported net revenues of $17.5 to $17.8 million (5.5% assuming mid-point) Station operating income of $3.8 to $4.0 (14.7% assuming mid-point) Same Station revenue up mid-single digits Full-year Overall positive trends supported by: Regent's developing stations; primary season; presidential election and Olympics *As Provided on Feb. 26, 2004

Why Invest in Regent? Management Team Experienced, talented and proven management team Track record of building and managing radio companies that reward investors Consistent industry out-performance Industry/Markets Excellent radio industry fundamentals and economy is improving Attractive mid-sized and small markets Company Position Within Industry Market leading station clusters Operational upside in developing properties Consolidator